J.P. MORGAN INCOME FUNDS

JPMorgan Short Duration Core Plus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated September 18, 2019 to the

Summary Prospectuses and Prospectuses dated July 1, 2019, as supplemented

Effective immediately, the disclosures in the last paragraph under the “Risk/Return Summary – What are the Fund’s main investment strategies?” and the “More About the Funds – Additional Information about the Funds’ Investment Strategies – Short Duration Core Plus Fund” sections are hereby deleted and replaced with the following to provide information on how the adviser integrates environmental, social and governance factors into its investment process:

The adviser uses both a top down and bottom up research process as well as a combination of fundamental and quantitative inputs to allocate the Fund’s assets among a range of sectors. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis to address the Fund’s dual objective of seeking total return and preservation of capital. Such analysis includes an evaluation of interest rate risk, credit risk, duration, liquidity, currency risk, legal provisions and the structure of the transaction. Generally, the adviser will sell a security when, based on fundamental credit analysis and the considerations described above, the adviser believes the issuer’s credit quality or the investment’s valuation will materially deteriorate or when the adviser believes that there is better relative value available in the market in other investments. As part of its investment process, the adviser also considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities or countries in which the Fund may invest. These determinations may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-SDCP-ESG-919